Exhibit 99.1

Merger with Westway

2 Safe Harbor Statement Certain statements made in this presentation regarding the proposed merger between Shermen WSC Acquisition Corp. (the “Company” or “Shermen”) and the bulk liquid storage and liquid animal feed supplement businesses (the “Businesses”) of ED&F Man Holdings Limited (“ED&F Man”), and any other statements regarding the parties’ future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. This presentation includes certain forward-looking statements, estimates and projections with respect to the Company’s anticipated future performance. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “potential,” “intend” or similar expressions. These statements include, among others, statements regarding the Company’s expected business outlook, anticipated financial and operating results, business strategy and means to implement the strategy, objectives, the likelihood of its success in building its business, financing plans, working capital needs and sources of liquidity. Forward-looking statements, estimates and projections are not guarantees of performance. These statements are based on the beliefs and assumptions of the Company’s management, which in turn are based on currently available information. These assumptions may prove to be inaccurate. Forward-looking statements, estimates and projections also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement, estimate or projection. Many of these risks and uncertainties are beyond the Company’s ability to control or predict and the realization of any of them could have a material adverse effect on the Company’s business, financial condition, results of operations and liquidity. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. For the Businesses, these risks and uncertainties include, but are not limited to the Businesses’ ability to remain competitive in their respective businesses; their ability to maintain their relationships with customers and suppliers; their ability to remain competitive with respect to both their services and prices; their ability to purchase raw materials on favorable terms; their ability to successfully expand their storage capacity; their ability to service their debt and to raise capital if necessary; the ability to retain management and key personnel, and others. For Shermen, factors include, but are not limited to: the successful combination of the Company with the Businesses, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction. Additional information on these and other factors that may cause actual results and Shermen’s performance to differ materially is included in Shermen’s periodic reports filed with the Securities and Exchange Commission (“SEC”), including but not limited to the Company’s Form 10-K for the year ended December 31, 2007 and subsequent Form 10-Q. Copies may be obtained by contacting the Company or the SEC. Shermen cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstance on which any such statement is based, except as required by law. Shermen has filed with the SEC a preliminary proxy statement in connection with the proposed transactions and intends to mail a definitive proxy statement and other relevant documents to Shermen stockholders. Stockholders of the Company and other interested persons are advised to read the Company’s preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with Shermen’s solicitation of proxies for the special meeting to be held to approve the transactions , once available, because these proxy statements will contain important information about the Businesses, the Company and the proposed transactions. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC's Internet site at www.sec.gov or by directing a request to: Shermen WSC Acquisition Corp., c/o The Shermen Group, 230 Park Avenue, Suite 1000, New York, NY 10169, telephone (212) 300-0020. Shermen and its directors and officers may be deemed participants in the solicitation of proxies from Shermen’s stockholders. A list of the names of those directors and officers and descriptions of their interests in the Company is contained in its prospectus dated May 24, 2007, which is filed with the SEC, and will also be contained in Shermen’s proxy statement when it becomes available. Shermen’s stockholders may obtain additional information about the interests of Shermen’s directors and officers in the transactions by reading its proxy statement when it becomes available.

EBITDA, as used herein, is defined as income (loss) before net interest, which is defined as the aggregate of interest expense and interest income, income tax, and depreciation and amortization. Adjusted EBITDA is based upon the carve-out financial statements derived from the historical financial statements of the Businesses. Adjusted EBITDA for the twelve-month period through October 31, 2008, is adjusted from EBITDA to deduct $6,875,000 in gains on disposal of plant, property and equipment. Adjusted EBITDA for the twelve-month periods ended October 31, 2007, and October 31, 2006, are adjusted from EBITDA to deduct $4,184,000 and $1,238,000 in gains on disposal of plant, property and equipment, respectively. Adjusted EBITDA does not include certain pro forma effects of the transaction. Adjusted EBITDA is presented because it is an important supplemental measure of performance and it is frequently used by securities analysts, investors and other interested parties in the evaluation of businesses. Other companies may calculate EBITDA or Adjusted EBITDA differently. EBITDA and Adjusted EBITDA are not measurements of financial performance under generally accepted accounting principles and should not be considered as alternatives to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of the business, it should not be considered as a measure of discretionary cash available to invest in the growth of the business. 3 Information about EBITDA and Adjusted EBITDA

Overview of the Westway Group Bulk Liquid Storage Liquid Animal Feed Supplements 79% of 2008 Adjusted EBITDA Storage Capacity: 284 million gallons Locations: 24 21% of 2008 Adjusted EBITDA Annual Production: 1.7 million tons Locations: 30 Premier provider of bulk liquid storage services in North America, Europe and Korea Largest liquid animal feed manufacturer in North America(1) Note: Fiscal year for Westway ends October 31 (1) Westway Management estimate Leading global provider of bulk liquid storage services and liquid animal feed supplements Headquarters: New Orleans, LA Employees: 385

Investment Highlights Significant infrastructure with high replacement costs High barriers to entry Strong sector fundamentals with attractive growth trends Resistant to economic downturns Highly Attractive Industry Dynamics Stable revenue base Broad geographic footprint Track record of growth and diversification Differentiated offering of products and services Long-standing relationships with blue-chip customers Continuous investment in research & development Unique strategic relationship with ED&F Man Significant high-value, low-risk growth opportunities Competitive Market Position

Investment Highlights (cont’d) Attractive margins and cash flow generation Strong projected EBITDA growth from planned capacity expansions currently underway Potential for further upside from additional growth initiatives Strong Financial Performance Pro forma valuation at significant discount to comparable companies and M&A transaction multiples 69% of Sponsor shares modified to benefit public shareholders Lock-up of ED&F Man and Sponsor Attractive Transaction Structure Significant potential for long-term equity appreciation

High Barriers to Entry Significant development costs, lead times and regulatory requirements to build new facilities Limited number of available sites with adequate deep-water ports and transportation infrastructure Significant customer storage relocation costs Strong customer relationships and established track record required to successfully base load a new facility Critical mass of facilities required to serve global customers Significant infrastructure investment required to effectively serve major North American feed markets Long-term customer relationships High regulatory hurdles Proprietary product formulations (many under patent protection) Strong research & development expertise required to compete in high-technology products Bulk Liquid Storage Liquid Feed Supplements Limited New Entrants to Market

Growing demand for agricultural commodities worldwide Increasing globalization of production driving increasing global trade patterns Stricter bulk liquid handling regulatory requirements Growth in bio-fuels has generated increased demand for feedstock and product storage Attractive Sector Growth Trends Strong Fundamental Demand for Bulk Liquid Storage Ongoing Shift Toward Liquid Feed Supplements Increasing availability of agricultural by-products Focus on cost and production efficiency Growing importance of consistent nutritional intake Growing demand for liquid feed products in countries with emerging livestock industries

Resistant to Economic Downturns Demand for bulk liquid storage is not typically correlated to changes in GDP Demand for agricultural commodities does not significantly fluctuate with the economy Declining demand for commodities often encourages producers to increase product storage Increasing demand for petroleum product storage results in competitors shifting capacity away from agricultural-based products Westway benefits significantly from an attractive portfolio of long-term contracts, product diversity and geographic coverage U.S. Vegetable Oil Inventory vs. Real GDP Growth (1) Tank Capacity by Product (2) (1) Source: U.S. Department of Agriculture and U.S. Department of Commerce (2) As of December 31, 2008 Molasses & Liquid Animal Feed Products 25% Vegetable Oils, Tallows & Greases 23% Lignin Sulphonate, Calcium Chloride & Liquid Fertilizers 13% Petroleum, Petro- Chemicals, Waxes & Petroleum Oil 10% Caustics 9% Esters (Bio-Diesel) 9% Chemicals 8% Asphalts 3% (50%) (25%) 0% 25% 50% 75% 1983 1986 1988 1991 1993 1996 1998 2001 2003 2006 2008 (2%) 0% 2% 4% 6% 8% U.S. Vegetable Oil Inventory Growth Real GDP Growth

Stable Revenue Base Note: Fiscal year for Westway ends October 31 Bulk Liquid Storage Contract Length Long-Term Contracts Significant Revenue and Earnings Visibility 53% of contracts are greater than 1 year Contracts are significantly “take-or-pay” 100% contract renewal rate in 2008 <1 Year 14% 1 Year 33% 2 Years 13% 3 to 5 Years 33% >5 Years 7%

Broad Geographic Footprint

- Extensive operating experience across a variety of regional, national and international markets
- Significantly enhanced ability to serve customers across the globe



North America
New Orleans, LA
Europe
Dublin, Ireland
Grangemouth, UK
Esbjerg, Denmark
Liverpool, UK
Hull, UK
Gdynia, Poland
Amsterdam, Netherlands
Avonmouth, UK
Australia
Mackay
Brisbane
Melbourne
South Korea
Inchon
Co-Located Bulk Liquid Storage & Liquid Supplements Locations
Bulk Liquid Storage Locations
Liquid Supplements Locations
Joint Venture
Headquarters

11

1992: ED&F Man Investment 2002: United Molasses Houston (23.7) Riverdale (3.9) 2008: New Terminal Grays Harbor (Leased for development) 1999: Developed and Branded “Westway Terminals” 1991: C. Brewer Terminals Long Beach (4.4) Philadelphia (6.0) 1993: PM Ag St. Paul #2 (5.4) 1996: GATX San Pedro (23.8) 1997: Cargill Baltimore (19.7) Houston (13.2) Kansas City (7.2) 2003: Expansion Baltimore (10.0) 2005: Global Branding Consolidation Amsterdam (23.9) Esbjerg (5.1) Gdynia (1.5) Incheon (5.3) Avonmouth (8.3) Grangemouth (4.5) Hull (6.7) Liverpool RR (6.1) Liverpool SH (7.1) 1991: Expansion Jacksonville (9.1) 1993: Walton Terminals Houston (7.8) Brownville (1.1) 1999: Westway Terminals Gydnia, Poland (3.8) 2003: United Molasses Hamilton, ON (16.0) 2008: ADM Stockton (2.4) 2005: Elco Grain Houston (7.6 acres) Global Bulk Liquid Storage Capacity (mm gallons) 2008: New Terminal Dublin (1.4) 2008: Expansion Amsterdam (3.4) Gdynia (2.9) Grangemouth (0.2) Track Record of Growth and Diversification Since 1990, Westway has delivered approximately 237 mm gallons of incremental storage capacity through multiple new site expansions and acquisitions 69.7 69.7 84.0 84.0 84.0 107.8 148.0 148.0 151.8 151.8 151.8 179.4 205.4 205.4 273.9 273.9 273.9 284 50 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008

13 Aerial View: Houston I

14 Aerial View: Houston II

15 Differentiated Product and Service Offering Westway provides all levels of service complexity to meet specific customer requirements BULK LIQUID STORAGE SERVICE CAPABILITY Low High CUSTOM BUILT SOLUTIONS n Custom designed tank capacity n Extended supply chain BASIC STORAGE SERVICE n Tank storage n Product receipt n Delivery services n Transloading VALUE ADDED SERVICE n Temperature regulation n Blending n Diagnostic services n Rail services STRATEGIC PARTNERSHIPS n G lobal service offering n S trategic alliances

16 Long-standing Relationships with Blue-Chip Customers Bulk Liquid Storage Liquid Feed Supplements A.L Gilbert Co. Fosters Commodities Barrett-Crofoot Inc. Many customers with more than 10 years of history Focus on long-term, strategic relationships

The Company’s current planned projects are expected to generate new, material revenue with attractive returns Management expects EBITDA to grow from $46.4 million in FY 2008 to $67.1 million in FY 2011 (13% CAGR) Attractive Bulk Liquid Storage Expansion Opportunities Source: Company information. 17 $18.0mm investment 3.6-yr. payback $13.8mm investment 3.3-yr. payback $15.4mm investment 5.3-yr. payback $9.4mm investment 3.2-yr. payback $10.0mm investment 5.3-yr. payback $7.9mm investment 3.6-yr. payback $11.0mm investment 5.2-yr. payback $7.3mm investment ~6.0-yr. avg. payback 30% Increase Existing Site Expansion New Site Global Bulk Liquid Storage Capacity (mm gallons) 370 6.1 15.6 19.7 284 13.4 11.6 7.1 6.9 5.3 200 245 290 335 380 2008A Stockton, California Houston II, Texas Grays Harbor, Washington Hamilton, Canada Houston I, Texas Amsterdam, Netherlands Gdynia, Poland Other 2011E

Project Profile: Grays Harbor



Description

- State-of-the-art terminal with 13.4mm gallons of capacity on ~15 acres at port of Grays Harbor in Aberdeen, WA
- Opportunity identified when key customer approached Westway to discuss need for terminal storage in Pacific Northwest
- Customer committed to all 13.4mm gallons of new capacity (10-year lease)
- Provides foothold into strategically important Pacific Northwest market
- Projected completion by Q4 2009

Financial Impact

- $15.4mm capital investment
- Estimated 5.3-year payback

Future Expansion

- Scope for Phase II expansion of 13.4mm additional gallons of capacity


Expansion Options
Site Location
15.2 Acres
Dock #2
Being Expanded for Panamax Ships
Dock #1



18

Continuous Investment in Research & Development



- Investment in research & development has resulted in a meaningful competitive advantage for the Liquid Feed Supplements business

Research & Development Initiative

"SweetCake" Blocks
- Patent received in 2001
- Enables 3x faster block manufacturing

Edible Tubs
- Field trials in progress
- Rollout in 2009
- Provides "green" solution for ranchers

Whey Permeate Treatment
- Patent pending
- In production since 2007
- Prevents whey permeate crystallization

Calcium Hydroxide Suspension Additive
- Patent application filed in 2007
- Significantly lowers raw material costs

"Safe-Guard" Liquid Supplements
- Rollout in 2009
- FDA approved de-worming product

Benefits for Westway

Improves production cost efficiency

Provides revenue growth opportunities

Differentiates Westway in the marketplace

Creates opportunities for product line extensions

Creates barriers to entry

19

20 Unique Strategic Relationship With ED&F Man Leading Global Supplier of Commodity Products to Multinational and International Consumers Established in 1783; 4,500 employees in 60+ countries FY 2007 revenues of over $8.0bn and total assets of over $2.9bn Note: ED&F Man fiscal year ends October 31 Key Driver of Future Growth Opportunities n Visibility of global commodity trade flows n Potential anchor tenant for new site expansions Strong Support for Existing Businesses n Core customer n Supply chain certainty Access to ED&F Man's Global Network n Deep agricultural commodity experience n Presence in 60+ countries Benefits to Westway Benefits to Westway Relationship with ED&F Man Relationship with ED&F Man Preferred Business Partner n Westway as ED&F Man's preferred supplier of bulk liquid storage n ED&F Man as Westway's preferred supplier of offshore cane molasses Key Strategic Investor n 49.5% common stock ownership

21 Strong Growth Opportunities Expand Bulk Liquid Storage Capacity Well positioned for future growth given critical mass in multiple geographies 86mm gallon expansion (30% growth) planned through 2011 Eight expansions of existing facilities; one new facility Develop New Products, Services & Strategic Partnerships Expand feed product offering through commercialization of new technologies Bio-fuel by-products, edible packaging Continue to expand storage products and services Royalty agreements to leverage liquid feed supplement technology globally Pursue Acquisitions Storage and liquid feed sectors highly fragmented Significant acquisition experience

Substantial Growth and Significant Cash Flow Note: Fiscal year for Westway ends October 31; LTM period as of January 31, 2009 (1) Includes $1 million in incremental standalone costs Low maintenance capital expenditures High Adjusted EBITDA margins Limited incremental costs required for new revenue Significant Cash Flow Substantial Adjusted EBITDA Growth FY 2006 – FY 2008 Adjusted EBITDA CAGR: 30% FY 2006 – FY 2008 average annual operating cash flow: $33 million Increased storage capacity Strong feed volumes Increased focus on higher margin products and services Historic Adjusted EBITDA Growth (1) ($ in millions) Historic Revenue ($ in millions) 30% CAGR $27.6 $36.7 $46.4 $47.8 $0.0 $15.0 $30.0 $45.0 $60.0 FY 2006 FY 2007 FY 2008 LTM 11% CAGR $302.4 $292.5 $370.3 $377.6 $0.0 $125.0 $250.0 $375.0 $500.0 FY 2006 FY 2007 FY 2008 LTM

Resistant to Economic Downturns Note: Fiscal Q1 for Westway ends January 31 Despite the general economic slowdown, Westway has continued to experience revenue and earnings growth Stable base of contracted bulk liquid storage revenue High degree of diversification by geography, product and customer mitigates against changes in demand from any particular segment Q1 FY 2009 Year-Over-Year Revenue Q1 FY 2009 Year-Over-Year Adjusted EBITDA ($ in millions) ($ in millions) 8% Increase $97.9 $105.3 $60.0 $80.0 $100.0 $120.0 FQ1 2008 FQ1 2009 11% Increase $12.3 $13.6 $4.0 $8.0 $12.0 $16.0 FQ1 2008 FQ1 2009

Transaction Overview

Transaction Highlights Pro Forma, fully diluted enterprise trading value of $293.6 million 6.1x LTM Adjusted EBITDA (1) Comparable public companies trading at 7.7x and relevant M&A precedent transactions have an average multiple of 10.6x $1.00 special dividend paid only to public shareholders (Sponsor and ED&F Man excluded) $15.0 million, opportunistic open market warrant repurchase program Sponsor modification of 69% of its current common share ownership for the benefit of public investors Portion of ED&F Man and Sponsor shares deferred EBITDA targets: $52.0 million; $57.0 million; $62.0 million Share price target: $6.50; $7.00; $7.50 Stand-alone credit facility for Westway currently being negotiated with consortium of lending banks Nasdaq or NYSE Alternext US stock market listing Based on LTM January 31, 2009 Adjusted EBITDA of $47.8 million which includes $1 million in incremental standalone costs

26 Comparable Companies 26 Note: Comparable companies include Inter Pipeline Fund (IPL), Kinder Morgan Energy Partners LP (KMP), Rubis SA (RUI), Transmontaigne Partners LP (TLP), Royal Vopak NV (VPK), World Point Terminals Inc. (WPO) Trading multiples as of February 6, 2008 as per FactSet Pricing data as of February 6, 2009 Based on pro forma, fully diluted trading multiple assuming share price equal to trust value per share of $6.02 as of December 31, 2008 less $1.00 special dividend paid only to public shareholders and LTM January 31, 2009 Adjusted EBITDA of $47.8 million which includes $1 million in incremental standalone costs Enterprise Value / LTM EBITDA Westway believes it has a differentiated business model and growth profile 10.2x 8.9x 7.5x 6.1x 6.7x 6.6x 4.0x 6.0x 8.0x 10.0x 12.0x IPL KMP RUI TLP WPO VPK Westway Transaction: 6.1x (3) Comparable Compay Average: 7.7x (25% greater than Westway multiple) (2) Comparable Company Average One Year Ago: 9.3x (1)

27 Precedent Transactions 27 ($ in millions) Source: Company filings, press releases and Wall Street research (1) Based on pro forma, fully diluted trading multiple assuming share price equal to trust value per share of $6.02 as of December 31, 2008 less $1.00 special dividend paid only to public shareholders and LTM January 31, 2009 Adjusted EBITDA of $47.8 million which includes $1 million in incremental standalone costs Transaction Value / LTM EBITDA 14.7x 12.5x 11.4x 11.2x 11.0x 8.8x 8.6x 8.6x 8.4x 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x 16.0x Knight Inc. / Goldman Sachs; The Carlyle Group; Riverstone; AIG ($28,737) Kaneb Pipe Line Partners LP / Valero LP ($2,332) Buckeye GP Holdings / Kelso & Co; Lehman Brothers; ArcLight Capital ($2,448) Asciano Group / TPG; Global Infrastructure Partners ($7,048) IMTT Holdings, Inc. / Macquarie Infrastructure Company LLC ($814) Radcliff-Economy Marine Services Inc. / TransMontaigne Inc. ($53) Simon Storage Ltd. / Inter Pipeline Fund ($211) Rubis SA, Italian LPG Business / Aries Energy Corporation; FVH SpA ($86) Kaneb Services LLC / Valero LP ($1,513) Average: 10.6x (48% greater than Westway multiple) Westway Transaction: 6.1x (1)

28 Implied Per Share Present Value of Equity 28 Represents range of current trading levels of comparable companies and historic precedent transaction average multiples; comparable companies multiple one year ago: 9.8x Based on management projections Discounted to April 30, 2009 at a 12% discount rate Includes common and preferred shares outstanding plus in-the-money options and vested deferred shares Average of Comparables Companies Average of Precedent Transactions Valuation Method Average of Current Comparables Average of Precedent Transactions LTM EBITDA Multiple (1) 7.7x 10.6x 2011E EBITDA $67.1 $67.1 Implied Enterprise Value $517.0 $711.6 Less: Net Debt at 10/31/2011 (2) 13.8 13.8 Implied Future Value of Equity $503.2 $697.9 Implied Present Value of Equity (3) $378.8 $525.4 Fully Diluted Shares Outstanding (4) 64.4 76.1 Implied Post-Dividend Present Value of Equity per Share $5.88 $6.91 Plus $1.00 Dividend per Share $1.00 $1.00 Implied Pre-Dividend Present Value of Equity per Share $6.88 $7.91 Premium to Trust Value 14.3% 31.4%

Appendix

30 Best-in-Class Senior Management Team 17 years of experience with Westway 31 years of experience in bulk liquid storage and transportation sectors Wayne Driggers President Bulk Liquid Storage Name Experience Peter Harding Chief Executive Officer 13 years experience at ED&F Man 35 years experience in agricultural commodities Thomas Masilla Chief Financial Officer 35 years of executive and financial management experience Prior corporate affiliations include Revenue Properties U.S., Sizeler Property Investors and Hibernia National Bank Bryan Shoemaker President Liquid Animal Feed Supplements 19 years of experience with Westway 29 years of experience in the animal feed industry

Sugar Global provider of raw and white sugar with operations in 40+ countries Involved in every aspect of the sugar trade from refining to retail packaging, sales and marketing Leader in the sourcing, processing and marketing of Arabica and Robusta coffees Operations in 16 of the top 20 global coffee regions Largest global trader and distributor of cane and beet molasses Other liquid products include whey, corn soluables, citrus molasses, glycerin, tallow and fish oil Feedstock supplier to the biodiesel industry and trader in biodiesel and associated by-products Major international processor and distributor of ethanol Biofuels Coffee Molasses and Liquid Products Tropical Oils and Rubber Leading trader and distributor of tropical oils, natural rubber and latex Shipping Significant trader in the handymax-supramax dry cargo shipping market 3rd party and in-house ship brokerage activities ED&F Man Overview Leading Global Supplier of Commodity Products to Multinational and International Consumers Established in 1783; 4,500 employees in 60+ countries FY 2007 revenues of over $8.0bn and total assets of over $2.9bn 31

Westway Summary Financial Data ($ in thousands) LTM Year Ended October 31, January 31, 2009 2008 2007 2006 Income Statement Data: Total Revenue $377,646 $370,323 $292,501 $302,400 Gross Profit 68,226 67,994 52,382 40,542 Income from Operations 33,663 32,176 22,450 13,795 Net Income 28,787 26,967 17,562 10,492 Other Data: Adjusted EBITDA $48,767 $47,391 $37,692 $28,577 Depreciation and Amortization 15,201 15,258 15,077 14,503 As of January 31, As of October 31, 2009 2008 2007 2006 Selected Balance Sheet Data: Current Assets $69,794 $64,373 $48,477 $49,315 Property, Plant and Equipment 140,975 137,390 129,362 116,033 Total Assets 220,825 211,744 187,554 172,735 Current Liabilities 49,873 49,599 44,042 41,933

Adjusted EBITDA Reconciliation ($ in thousands) LTM Year Ended October 31, January 31, 2009 2008 2007 2006 Net Income $28,787 $26,967 $17,562 $10,492 Income Tax Expense 11,659 12,041 9,237 4,820 Depreciation and Amortization 15,201 15,258 15,077 14,503 EBITDA $55,647 $54,266 $41,876 $29,815 Deduct gains on disposals of property, plant and equipment (6,880) (6,875) (4,184) (1,238) Adjusted EBITDA $48,767 $47,391 $37,692 $28,577

34 Assumes no conversion of Shermen shareholders Common share and Series A Convertible Preferred Share value assumed to be $6.02 based on the trust value (as of December 31, 2008) per share less $1.00 special dividend per share to be paid only to public shareholders shortly after closing Present value of preferred dividend, assuming $0.0344 per share quarterly dividend for 7 years, discounted at 8% Detailed Consideration to ED&F Man Common Shares to ED&F Man ED&F Man common share ownership will not exceed 49.5% Number of common shares will be decreased, with a corresponding increase in the number of Series A Convertible Preferred Shares, if at closing ED&F Man would own more than 49.5% of the Company’s common shares Series A Convertible Preferred Shares To pay a $0.0344 quarterly dividend per share for 7 years Convertible on a 1:1 basis into common shares Shares will not be convertible if ED&F Man’s pro forma common share ownership would exceed 49.5% (figures in millions) Value of Consideration to ED&F Man (1) Consideration to ED&F Shares Total Value Cash to ED&F $103.0 Common Shares (2) 24.3 122.1 Series A Convertible Preferred Shares (2) 7.4 37.2 Present Value of Dividend on Series A (3) 5.5 Total $267.8

Pro Forma Shares Outstanding Represents the maximum shareholder conversion for transaction close (figures in millions) Shares Outstanding Current Capitalization Pro Forma – 0 % Conversion Pro Forma – 39 . 99 % Conversion (1) Common Shares held by Public 23.0 23.0 13.8 Common Shares held by Sponsor 5.8 1.8 1.8 Common Shares held by ED&F Man 24.3 15.3 Total Common Shares Outstanding 28.8 49.1 30.9 Warrants held by Public 46.0 46.0 46.0 Warrants held by Sponsor 5.2 6.2 6.2 Total Warrants Outstanding 51.2 52.2 52.2 Series A Convertible Preferred Shares held by ED&F Man - 7.4 16.0 Series A Convertible Preferred Shares held by Sponsor - 0.06 0.06 Total Series A Convertible Preferred Shares Outstanding - 7.5 16.1 Series A Convertible Preferred Shares held in Escrow - 12.2 12.2 Common Shares held in Escrow - 2.9 2.9

36 Note: Assumes no conversion of Shermen shareholders ED&F Man’s shares have limitations on the time before which shares can be released. An aggregate of no more than one-third of the escrowed shares can be released before November 1, 2009; an aggregate of no more than two-thirds of the escrowed shares can be released before November 1, 2010; the remaining escrowed shares cannot be released before November 1, 2011, irrespective of the date on which the applicable EBITDA or share price target is achieved Escrowed shares are not subject to time limits for meeting indicated thresholds Additional Transaction Considerations Modifications to Sponsor Shares 69.1% of Sponsor shares subject to modification to enhance value for public shareholders Sponsor will exchange 1 million common shares for 1 million warrants with a $5.00 exercise price with the identical rights of the Sponsor’s existing warrants 2.875 million of Sponsor’s remaining common shares will be held in escrow and are subject to performance thresholds Remaining unmodified Sponsor shares will be locked-up for 6 months post-close Shares Subject to Performance Thresholds 12.2 million Series A Convertible Preferred Shares issued to ED&F Man(1) 2.875 million of Sponsor common shares Released from escrow in up to 3 increments subject to earnings (EBITDA) or stock price thresholds(2) EBITDA targets are set at $52.0 million, $57.0 million and $62.0 million for any trailing twelve month period for each increment Share price targets are set at $6.50, $7.00 and $7.50. The closing price must exceed the target on five trading days out of a seven consecutive trading day period

37 Pro Forma Enterprise Valuation Note: Fiscal year for Westway ends October 31; LTM period as of January 31, 2009 Share value assumed to be $6.02 based on the trust value (as of December 31, 2008) per share less $1.00 special dividend per share to be paid only to public shareholders shortly after closing Assumes no conversion of Shermen shareholders Present value of preferred dividend, assuming $0.0344 per share quarterly dividend for 7 years, discounted at 8% Prior to warrant repurchase Includes $1 million in incremental standalone costs Based on average of comparable companies Enterprise Value / LTM EBITDA multiples at February 6, 2009 (figures in millions) Pro Forma Enterprise Valuation (1) Existing Shermen Investors Public Common Shares (2) 23.0 Sponsor Common Shares 1.8 Warrants 0.3 Sponsor Series A Convertible Preferred Shares 0.06 ED&F Man Common Shares Issued to ED&F Man (2) 24.3 Series A Preferred Shares (2) 7.4 Total Share Equivalents 56.9 Pro Forma Fully Diluted Equity Value $285.7 Plus: Present Value of Dividend on Series A (3) $5.5 Plus: Net Debt (4) 2.4 Pro Forma Enterprise Value $293.6 LTM EBITDA (5) 47.8 Enterprise Value / LTM EBITDA 6.1x Discount to Comparable Companies Average Trading Multiple (6) 24.8% Discount to Precedent Transactions Average M&A Multiple 47.7%

38 Aerial View: Hamilton

39 Aerial View: Amsterdam

40 Storage Tank Close-Up: Liverpool